EXHIBIT A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
President, General Counsel and Director of Menlo Acquisition Corporation Employment principally conducted through Seidman & Associates, L.L.C. (Manager), Seidman & Associates II, L.L.C. (Manager), Seidman Investment Partnership, L.P.(General Partner), and Lawrence B. Seidman, Esq.

                                 KEVIN S. MOORE
                              Clark Estates, Inc.
                             One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation: Senior Vice President
Employment conducted through: Clark Estates,Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Chief Ooperating Officer, Mack-Cali
Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II